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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2025
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Air T, Inc. (the “Company”) with the Securities and Exchange Commission on December 18, 2025 (the “Original 8-K”) relating to the completion by the Company, through its indirect wholly-owned subsidiary Air T Rex Acquisition, Inc., a Delaware corporation (“Air T Rex Acquisition”), of the acquisition of all of the outstanding capital stock of Regional Express Holdings Limited (“Rex Express”) on December 17, 2025 (the “Acquisition”).

The Original 8-K was filed without the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. This Amendment is being filed solely to provide such financial statements and pro forma financial information. The financial statements and pro forma financial information required to be filed by Item 9.01 of Form 8-K are filed herewith as Exhibits 99.1 and 99.2 to this Amendment. Except as set forth herein, this Amendment does not amend any other item of the Original 8-K.

Item 9.01    Financial Statements and Exhibits

a.Financial Statements of Businesses or Funds Acquired
The financial statements required by Item 9.01 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

b.Pro Forma Financial Statements
The unaudited pro forma financial information required by Item 9.01 is filed herewith as Exhibit 99.2 and is incorporated herein by reference

c.Not applicable

d.Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte Touche Tohmatsu
99.1	Audited financial statements of Rex Express, including the report of Deloitte Touche Tohmatsu thereon.
99.2
Unaudited pro forma condensed combined balance sheet as of September 30, 2025 and unaudited pro forma condensed combined statement of operations for the fiscal year ended March 31, 2025 and the six month ended September 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2026

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer